UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2025
Summit Midstream Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42201	99-3056990
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrants’ telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SMC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
Membership Interest Purchase Agreement
On March 10, 2025 (the “Closing Date”), Summit Midstream Corporation, a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), by and among the Company, Fundare Resources Company HoldCo, LLC, a Delaware limited liability company (the “Seller”), Summit Midstream Holdings, LLC, a Delaware limited liability company (the “Buyer”), and, solely for purposes of Section 9.19 of the Purchase Agreement, Fundare Resources Company, LLC, a Delaware limited liability company, pursuant to which, among other things, the Buyer purchased all of the issued and outstanding equity interests of Moonrise Midstream, LLC, a Delaware limited liability company (the “Acquired Company”), from the Seller, in exchange for aggregate consideration equal to $90,000,000, which consideration consisted of (i) $70,000,000 in cash consideration, subject to certain customary purchase price adjustments set forth in the Purchase Agreement, and (ii) 462,265 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company (the “Issued Shares”). Upon the execution of the Purchase Agreement, the Buyer deposited with an escrow agent $250,000 as security for the Seller’s obligations with respect to any purchase price adjustments in favor of the Buyer, pursuant to an escrow agreement among the Buyer, the Seller and the escrow agent. The Purchase Agreement includes certain representations, warranties and covenants customary for transactions of this nature.
The transaction contemplated by the Purchase Agreement (the “Transaction”) closed on the Closing Date simultaneously with the execution of the Purchase Agreement.
The foregoing description of the Purchase Agreement is a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.
Registration Rights and Lock-Up Agreement
In connection with the closing of the Transaction, the Company entered into a Registration Rights and Lock-Up Agreement (the “Registration Rights Agreement”) with the Seller, pursuant to which, among other things, the Company granted certain registration rights to the Seller with respect to the Issued Shares. Pursuant to the Registration Rights Agreement, the Company is required to use its reasonable best efforts to file with the Securities and Exchange Commission (the “SEC”) a registration statement within 60 days of the Closing Date, registering for resale the Issued Shares. The Registration Rights Agreement also provides the Seller with certain “piggyback” registration rights if the Company or other holders of the Company’s Common Stock undertake an underwritten offering of Common Stock, subject to customary cutbacks.
The Registration Rights Agreement provides that, subject to certain customary exceptions, the Seller may not transfer any of the Issued Shares prior to the expiration of the three-month period following the Closing Date (the “Lock-Up Period”). In addition, the Registration Rights Agreement provides that, (i) during the six-month period following the expiration of the Lock-Up Period (the “Initial Period”), the Seller will be prohibited from transferring in excess of 10,000 Issued Shares on any given trading day, and (ii) following the expiration of the Initial Period, the Seller will be prohibited from transferring in excess of 12,000 Issued Shares on any given trading day, in each case, other than certain specified block trades of greater than 1.0% of the outstanding shares of the Company’s Common Stock on such trading day if such block trades are the only trades made of the Issued Shares on such trading day.
The registration rights associated with the Issued Shares are subject to certain customary conditions and limitations, and the Company will generally be obligated to pay all registration expenses in connection with these registration obligations, regardless of whether a registration statement is filed or becomes effective. The Registration Rights Agreement also requires the Company to indemnify each holder against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”).
The foregoing description of the Registration Rights Agreement is a summary and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.01.
On the Closing Date, as a result of the consummation of the Transaction and on the terms and pursuant to the conditions contained in the Purchase Agreement, the Buyer purchased all of the issued and outstanding equity interests of the Acquired Company. The aggregate consideration provided to the Seller upon the closing of the Transaction was $90,000,000, which consideration consisted of (i) $70,000,000 in cash consideration, subject to certain customary purchase price adjustments set forth in the Purchase Agreement, and (ii) the Issued Shares.
The foregoing description of the Transaction and the Purchase Agreement is a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.
The information included in each of Item 1.01 and Item 2.01 of this Current Report on Form 8-K, insofar as it pertains to the issuance of the Issued Shares, is incorporated by reference into this Item 3.02. The issuance of the Issued Shares did not involve a public offering and was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act. The Issued Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.
Item 7.01. Regulation FD Disclosure.
On the Closing Date, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1*
Membership Interest Purchase Agreement, dated March 10, 2025, by and among Fundare Resources Company Holdco, LLC, Summit Midstream Holdings, LLC, Summit Midstream Corporation, and, solely for purposes of Section 9.19 of the Membership Interest Purchase Agreement, Fundare Resources Company, LLC.

10.2	Registration Rights and Lock-Up Agreement, dated March 10, 2025, by and between Summit Midstream Corporation and Fundare Resources Company Holdco, LLC.
99.1	Press Release, dated March 10, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document
* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Corporation

Dated:	March 14, 2025	/s/ James Johnston
James Johnston Executive Vice President, General Counsel and Chief Compliance Officer
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